UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Filed by a Party other than the Registrant   ☐
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Preliminary Proxy Statement

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Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

PETROS PHARMACEUTICALS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
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No fee required

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Fee paid previously with preliminary materials

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

November 30, 2023
To Our Stockholders:
On behalf of the Board of Directors (the “Board”) of Petros Pharmaceuticals, Inc. (the “Company,” “Petros,” “our” or “we”), I cordially invite you to attend our 2023 annual meeting of stockholders (the “Annual Meeting”) at 10 a.m. Eastern Time on Friday, December 29, 2023. To provide access to our stockholders regardless of geographic location, this year’s Annual Meeting will be held in a virtual-only meeting format at www.virtualshareholdermeeting.com/PTPI2023
Details regarding the meeting, the business to be conducted at the Annual Meeting and information about Petros that you should consider when you vote your shares are described in the accompanying Notice of Annual Meeting of Stockholders, the Proxy Statement and the proxy card. We urge you to review these materials carefully and to vote your shares electronically via the Internet or by completing and returning the proxy card or voting instruction form. Our Proxy Statement and the 2022 Annual Report are available at www.proxyvote.com.
At the Annual Meeting, five persons will be elected to our Board. In addition, we will ask stockholders to ratify the appointment of EisnerAmper LLC as our independent registered public accounting firm for our fiscal year ending December 31, 2023. We will also hold a non-binding advisory vote to approve the compensation of the Company’s named executive officers. The Board recommends the approval of each of these three proposals. Such other business will be transacted as may properly come before the Annual Meeting.
We hope you will be able to attend the Annual Meeting. Whether you plan to attend the Annual Meeting or not, your vote is important. We encourage you to vote your shares electronically via the Internet or by completing and returning your proxy card prior to the Annual Meeting, in order for your shares to be represented and voted at the Annual Meeting. If your shares are held in the name of a broker, trust, bank or other nominee, and you receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the meeting and vote in person. Failure to do so may result in your shares not being eligible to be voted by proxy at the Annual Meeting.
We urge you to read the accompanying Notice and Proxy Statement carefully and vote in accordance with the Board’s recommendations on all proposals.

Thank you for your continued support of Petros Pharmaceuticals, Inc. We look forward to seeing you at the Annual Meeting.
Sincerely,
/s/ John D. Shulman
John D. Shulman,
Chairman of the Board
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON FRIDAY, DECEMBER 29, 2023:
Our official Notice of Annual Meeting of Stockholders and Proxy Statement are available at: www.proxyvote.com

NOTICE OF 2023 ANNUAL MEETING OF STOCKHOLDERS OF
PETROS PHARMACEUTICALS, INC.
November 30, 2023
TIME: 10 a.m. Eastern Time
DATE: December 29, 2023
PLACE: www.virtualshareholdermeeting.com/PTPI2023
Purposes:
1.
To elect the five directors named in the Proxy Statement to the Board of Directors (the “Board”) of the Company to serve one-year terms expiring in 2024;

2.
To ratify the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023;

3.
To approve, on an advisory basis, the compensation paid to our named executive officers; and

4.
To transact such other business that is properly presented at the Annual Meeting and any adjournments or postponements thereof.

Stockholders are referred to the Proxy Statement for more detailed information with respect to the matters to be considered at the Annual Meeting. After careful consideration, the Board of Directors recommends a vote “FOR” Proposals 1 – 3.
Who May Vote:
Only stockholders of record as of the close of business on November 2, 2023 (the “Record Date”) are entitled to receive notice of and to vote at the Annual Meeting and any adjournments or postponements of the meeting. You will be able to participate in the virtual Annual Meeting online and vote your shares electronically during the meeting. You will not be able to attend the Annual Meeting in person.
To virtually attend the Annual Meeting, you must be a stockholder of record or beneficial owner as of the close of business on the Record Date. You will be able to virtually attend and participate in the Annual Meeting by visiting www.virtualshareholdermeeting.com/PTPI2023 and entering the control number included in your proxy card. Stockholders of record will need their control number to vote at the virtual Annual Meeting. If you encounter any difficulties accessing the virtual Annual Meeting, please call the technical support number available on the virtual meeting page on the morning of the Annual Meeting. Those without a control number may attend as guests of the meeting, but they will not have the option to vote their shares during the meeting. Beneficial owners of shares held in street name will need to follow the instructions provided by their broker, bank, trustee or other nominee that holds their shares. Stockholders will be also able to submit questions during the Annual Meeting.
All stockholders are cordially invited to attend the Annual Meeting. A complete list of registered stockholders entitled to vote at the Annual Meeting will be available for examination during normal business hours for ten (10) calendar days before the Annual Meeting at our address above. To the extent office access is impracticable, you may contact Fady Boctor at (973) 242-0005 for alternative arrangements to examine the stockholder list. The email should state the purpose of the request and provide proof of ownership of our voting securities as of the close of business on the Record Date. Whether you plan to attend the Annual Meeting or not, we urge you to vote by following the instructions on your proxy card and submit your proxy by Internet or mail in order to ensure the presence of a quorum. You may change or revoke your proxy at any time before it is voted at the meeting, pursuant to the directions set forth in the proxy materials.
BY ORDER OF THE BOARD OF DIRECTORS
/s/ John D. Shulman
John D. Shulman,
Chairman of the Board

i

Petros Pharmaceuticals, Inc.
1185 Avenue of the Americas, 3rd Floor
New York, NY 10036
PROXY STATEMENT FOR THE
PETROS PHARMACEUTICALS, INC.
2023 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 29, 2023
This Proxy Statement, along with the Notice of Annual Meeting, contains information about the 2023 Annual Meeting of Petros Pharmaceuticals, Inc., including any adjournments or postponements thereof. We are holding the Annual Meeting at 10 a.m. Eastern Time, on Friday, December 29, 2023, in virtual format at www.virtualshareholdermeeting.com/PTPI2023.
In this Proxy Statement, we refer to Petros Pharmaceuticals, Inc. as “Petros,” “the Company,” “we” and “us.”
This Proxy Statement relates to the solicitation of proxies by our Board of Directors for use at the Annual Meeting.
On or about November 30, 2023, we began sending proxy materials to stockholders entitled to vote at the Annual Meeting.
IMPORTANT NOTICE REGARDING THE
AVAILABILITY OF PROXY MATERIALS FOR THE
STOCKHOLDER ANNUAL MEETING
TO BE HELD ON DECEMBER 29, 2023
This Proxy Statement, our Notice of Annual Meeting of Stockholders and our 2022 Annual Report on Form 10-K are available for viewing, printing and downloading at www.proxyvote.com.
Additionally, you can find a copy of our 2022 Annual Report on Form 10-K, which includes our financial statements, for the fiscal year ended December 31, 2022 on the website of the Securities and Exchange Commission (the “SEC”), at www.sec.gov, or in the “SEC Filings” section of the “Investor Relations” section of our website at www.petrospharma.com.
The executive offices of the Company are located at, and the mailing address of the Company is, 1185 Avenue of the Americas, 3rd Floor, New York, NY 10036.
At the 2023 annual meeting of stockholders (the “Annual Meeting”), the Company expects the following matters to be acted upon:
1.
The election of the five directors named in the accompanying Proxy Statement to the Board of Directors of the Company to serve until the annual meeting of stockholders in 2024 or until each one’s respective successor has been duly elected and qualified;

2.
Ratification of the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023;

3.
Approval, on an advisory basis, the compensation paid to our named executive officers; and

4.
The transaction such other business that is properly presented at the Annual Meeting and any adjournments or postponements thereof.

The Board unanimously recommends that you vote “For” items 1, 2, and 3.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
Disclosures in this proxy statement may contain or incorporate by reference forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Such forward-looking statements are based upon management’s assumptions, expectations, projections, intentions and beliefs about future events. Except for historical information, the use of predictive, future-tense or forward-looking words such as “intend,” “plan,” “predict,” “may,” “will,” “project,” “target,” “strategy,” “estimate,” “anticipate,” “believe,” “expect,” “continue,” “potential,” “forecast,” “should” and similar expressions, whether in the negative or affirmative, that reflect our current views with respect to future events and operational, economic and financial performance are intended to identify such forward-looking statements. Such forward-looking statements are only predictions, and actual results and the timing of certain events and circumstances may differ materially from those described by the forward-looking statements as a result of risks and uncertainties, including, without limitation, the Company’s ability to execute on its business strategy, including its plans to develop and commercialize its product candidates; the Company’s ability to comply with obligations as a public reporting company; the Company’s ability to maintain compliance with the listing standards of The Nasdaq Stock Market (“Nasdaq”); the ability of the Company to timely and effectively implement controls and procedures required by Section 404 of the Sarbanes-Oxley Act of 2002; the risk that the financial performance of the Company may not be as anticipated by the merger transactions that resulted in the Company’s creation; risks resulting from the Company’s status as an emerging growth company, including that reduced disclosure requirements may make shares of our common stock, par value $0.0001 per share (the “Common Stock”), less attractive to investors; the Company’s ability to continue as a going concern; risks related to Petros’ history of incurring significant losses; risks related to the Company’s dependence on the commercialization of a single product, Stendra®; risks related to the Company’s ability to obtain regulatory approvals for, or market acceptance of, any of its products or product candidates; and the impact of the public health emergencies, such as the COVID-19 pandemic, and the related responses of governments, consumers, customers, suppliers, employees and the Company, on our business, operations, employees, financial condition and results of operations. Additional factors that could cause actual results to differ materially from the results anticipated in these forward-looking statements are described in the Company’s quarterly reports on Form 10-Q, in “Risk Factor Summary” and in Part I, Item 1A., “Risk Factors,” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 and in our other reports filed with the SEC. We advise you to carefully review the reports and documents we file from time to time with the SEC, particularly our annual reports on Form 10-K, our quarterly reports on Form 10-Q and our current reports on Form 8-K. The Company cautions readers that the forward-looking statements included in, or incorporated by reference into, this proxy statement represent our beliefs, expectations, estimates and assumptions only as of the date hereof and are not intended to give any assurance as to future results. New factors emerge from time to time, and it is not possible for us to predict all of these factors. Further, the Company cannot assess the effect of each such factor on our business or the extent to which any factor, or combination of factors, may cause actual results to be materially different from those contained in any forward-looking statement.
Readers are cautioned not to place undue reliance on forward-looking statements because of the risks and uncertainties related to them and to the risk factors. We disclaim any obligation to update the forward-looking statements contained in, or incorporated by reference into, this proxy statement to reflect any new information or future events or circumstances or otherwise, except as required by the federal securities laws.

IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
Why is the Company Soliciting My Proxy?
The Board of Directors (the “Board”) of Petros Pharmaceuticals, Inc. is soliciting your proxy to vote at the 2023 annual meeting of stockholders to be held on Friday, December 29, 2023 at 10 a.m. Eastern Time, virtually at www.virtualshareholdermeeting.com/PTPI2023, and any postponement or adjournments of the meeting (the “Annual Meeting”). This proxy statement (this “Proxy Statement”) along with the accompanying Notice of Annual Meeting of Stockholders summarizes the purposes of the meeting and the information you need to know to vote at the Annual Meeting.
Who Can Vote?
Only stockholders who owned our Common Stock as of the close of business on the Record Date are entitled to vote at the Annual Meeting. On the Record Date, there were 2,201,069 shares of our Common Stock outstanding and entitled to vote.
You do not need to attend the Annual Meeting to vote your shares. Shares represented by valid proxies, received in time for the Annual Meeting and not revoked prior to the Annual Meeting, will be voted at the Annual Meeting. For instructions on how to change or revoke your proxy, see “May I Change or Revoke My Proxy?” below.
How Many Votes Do I Have?
Each share of our Common Stock that you own entitles you to one vote. There is no cumulative voting.
What is the Purpose of the Annual Meeting?
At the Annual Meeting, stockholders will consider and vote upon the following matters:
Proposal 1:
To elect the five directors named in this Proxy Statement to the Board to serve until the annual meeting of stockholders in 2024 or until each one’s respective successor has been duly elected and qualified;

Proposal 2:
To ratify the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023;

Proposal 3:
To approve, on an advisory basis, the compensation paid to our named executive officers; and

To consider and act upon any other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.
How Do I Vote?
Whether you plan to attend the Annual Meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via Internet. You may specify whether your shares should be voted for, against or abstain with respect to Proposals 1-3. If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the Board’s recommendations as noted below. Voting by proxy will not affect your right to attend the Annual Meeting. If your shares are registered directly in your name through our stock transfer agent, Pacific Stock Transfer Co., or you have stock certificates registered in your name, you may vote:
•
By Internet.   If you are a stockholder of record, you may submit your proxy by going to www.proxyvote.com and following the instructions provided on your proxy card. If your shares are held with a broker, you will need to go to the website provided on your Notice of Internet Availability or voting instruction card. Have your proxy card or voting instruction card in hand when you access the voting website. On the Internet voting site, you can confirm that your instructions have been properly recorded. If you vote on the Internet, you can also request electronic delivery of future proxy materials.

Internet voting for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. Eastern Time on December 28, 2023.
•
By mail.   You can vote by mail by completing, signing, dating and returning your proxy card as instructed on the card. If you sign the proxy card but do not specify how you want your shares voted, they will be voted in accordance with the Board’s recommendations as noted below.

•
Virtually at the meeting.   You will also be able to vote your shares electronically by participating in the virtual Annual Meeting. To participate in the virtual Annual Meeting, you will need the control number included on your proxy card or on the instructions that accompanied your proxy materials.

If your shares are held in “street name” (held in the name of a bank, broker, nominee or other holder of record), you will receive instructions from the holder of record. You must follow the instructions provided to you by the holder of record in order for your shares to be voted. Internet voting also will be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you plan to virtually vote your shares at the Annual Meeting, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card in order to vote.
How Does the Board of Directors Recommend That I Vote on the Proposals?
The Board of Directors recommends that you vote as follows:
•
“FOR” the election of each nominee for director;

•
“FOR” the ratification of the appointment of EisnerAmper LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2023; and

•
“FOR” the approval, on an advisory basis, the compensation paid to our named executive officers.

What Happens if Additional Matters are Presented at the Annual Meeting?
If any other matter is presented at the Annual Meeting, your proxy provides that your shares will be voted by the proxy holder listed in the proxy in accordance with their best judgment. At the time this Proxy Statement was first made available, we knew of no matters to be acted on at the Annual Meeting, other than those discussed in this Proxy Statement.
May I Change or Revoke My Proxy?
You may change or revoke your proxy at any time before polls close at the Annual Meeting. You may change or revoke your proxy in any one of the following ways:
•
if you submitted a proxy card, by signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above, or by voting by Internet on a date later than the prior proxy;

•
by notifying the Company in writing via email to Mitch Arnold at marnold@petrospharma.com before the Annual Meeting that you have revoked your proxy no later than 5:00 p.m. Eastern Time on December 26, 2023; or

•
by attending the virtual Annual Meeting and voting electronically. Attending the virtual Annual Meeting will not in and of itself revoke a previously submitted proxy.

Your most current vote, whether by Internet, proxy card or at the Annual Meeting is the one that will be counted.
What if I Receive More Than One Proxy Card?
You may receive more than one Proxy Statement and proxy card or voting instruction card if you hold shares of our Common Stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described above under “How Do I Vote?” for each account to ensure that all of your shares are voted.

Will My Shares be Voted if I Do Not Vote?
If your shares are registered in your name or if you have stock certificates, they will not be counted if you do not vote as described above under “How Do I Vote?” If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above, the bank, broker or other nominee that holds your shares has the authority to vote your unvoted shares on the ratification of the appointment of our independent registered public accounting firm (Proposal 2) without receiving instructions from you. Therefore, we encourage you to provide voting instructions to your bank, broker or other nominee. This ensures your shares will be voted at the Annual Meeting and in the manner you desire. A “broker non-vote” will occur if your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your broker chooses not to vote on a matter for which it does have discretionary voting authority.
Your bank, broker or other nominee does not have the ability to vote your uninstructed shares in the election of directors (Proposal 1) or on the proposal relating to executive compensation (Proposal 3). Therefore, if you hold your shares in street name and you do not instruct your bank, broker or other nominee how to vote on Proposals 1 or 3, no votes will be cast on these proposals on your behalf. If you hold your shares in street name, it is critical that you cast your vote if you want your vote to be counted for the election of directors or on the proposal relating to executive compensation.
What Constitutes a Quorum for the Annual Meeting?
The presence, by virtual attendance or by proxy, of the holders of one-third in number of the total outstanding stock issued and entitled to vote at the Annual Meeting, is necessary to constitute a quorum at the Annual Meeting. Votes of stockholders of record who are present at the Annual Meeting by virtual attendance or by proxy, abstentions and broker non-votes are counted for purposes of determining whether a quorum exists.
What Vote is Required to Approve Each Proposal and How are Votes Counted?
Assuming the presence of a quorum:
Proposal 1: Elect Directors	Directors are elected by a majority of the votes cast with respect to that director by stockholders present by virtual attendance or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. “ABSTAIN” votes and broker non-votes will have no effect on the results for the election of directors.
Proposal 2: Ratify Appointment of Independent Registered Public Accounting Firm
The affirmative vote of the holders of a majority of the stock having voting power present in person or represented by proxy is required to ratify the appointment of our independent registered public accounting firm. “ABSTAIN” votes will have the same effect as votes cast “AGAINST” the ratification of the independent registered public accounting firm. Because the ratification of the independent registered public accounting firm is considered a routine matter, your bank, broker, trustee or other nominee, as the case may be, may vote your shares without your instruction with respect to the ratification of the independent registered public accounting firm unless you instruct your them otherwise. If a bank, broker, trustee or other nominee does not exercise this authority, such broker non-votes will have no effect on the results of this vote.
We are not required to obtain the approval of our stockholders to select our independent registered public accounting firm. However, if our stockholders do not ratify the appointment of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023, our Audit Committee of our Board will reconsider its appointment.
Proposal 3: Approve, on an Advisory Basis, the Compensation Paid to Our Named Executive Officers	The affirmative vote of the holders of a majority of the stock having voting power present in person or represented by proxy is required to approve, on an advisory basis, the compensation paid to our named executive officers. This is a non-binding advisory vote. If your shares are held by a broker and you do not give the broker specific instructions on how to vote your shares, your broker may not vote your shares at its discretion. “ABSTAIN” votes will have the same effect as votes cast “AGAINST” the advisory vote, and broker non-votes will have no effect on the results for the advisory vote.
Is Voting Confidential?
We will keep all the proxies, ballots and voting tabulations private. We only let our Inspectors of Election, Broadridge Financial Solutions, Inc., examine these documents. Management will not know how you voted on a specific proposal unless it is necessary to meet legal requirements. We will, however, forward to management any written comments you make on the proxy card or otherwise provide.
Who Counts the Votes?
All votes will be tabulated by Broadridge Financial Solutions, Inc., the inspector of election appointed for the Annual Meeting. Each proposal will be tabulated separately.
Where Can I Find the Voting Results of the Annual Meeting?
The preliminary voting results will be announced at the Annual Meeting, and we will publish the voting results in a Current Report on Form 8-K (the “Form 8-K”), which we expect to file with the SEC within four business days of the Annual Meeting. If final results are unavailable when we file the Form 8-K, then we will file an amendment to the Form 8-K to disclose the final voting results within four business days after the final voting results are known.
Do I Have Dissenters’ (Appraisal) Rights?
Appraisal rights are not available to our stockholders with respect to any of the proposals described above to be brought before the Annual Meeting.
What Are the Costs of Soliciting these Proxies?
Our Board is asking for your proxy and we will pay all of the costs of soliciting these proxies. In addition, our directors and employees may solicit proxies in person or by telephone, fax or email. We will pay these employees and directors no additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses.
Attending the Annual Meeting
The Annual Meeting will be held at 10 a.m. Eastern Time on Friday, December 29, 2023, virtually at www.virtualshareholdermeeting.com/PTPI2023. To be admitted to the Annual Meeting, you must enter the control number on your proxy card. You also may vote online by following the instructions provided on the meeting website during the Annual Meeting.
The meeting webcast is expected to begin promptly at 10 a.m. Eastern Time on December 29, 2023. Online access will begin at 9:45 a.m. Eastern Time, and we encourage you to access the meeting prior to the start time. If you require technical support, please visit www.virtualshareholdermeeting.com/PTPI2023 and click on the “Support” link to view answers to commonly asked technical questions. A phone number for technical support will be available on the day of the meeting and will be posted on the “Support” page.

Householding of Annual Disclosure Documents
Pursuant to SEC rules, either us or your bank, broker or other nominee will send a single set of our proxy materials to any household at which two or more of our stockholders reside, if we or your bank, broker or other nominee believe that the stockholders are members of the same family. This practice, referred to as “householding,” benefits both you and us. It reduces the volume of duplicate information received at your household and helps to reduce our expenses. The SEC rules apply to our Annual Reports on Form 10-K, proxy statements and information statements. Once you receive notice from your bank, broker or other nominee or from us that communications to your address will be “householded,” the practice will continue until you are otherwise notified or until you revoke your consent to the practice. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.
If you do not wish to participate in “householding” and would like to receive your own Notice or, if applicable, set of the Company’s proxy materials in future years, follow the instructions described below. Conversely, if you share an address with another Company stockholder and together both of you would like to receive only a single Notice or, if applicable, set of proxy materials, follow these instructions:
1.
If your shares of the Company are registered in your own name, please contact our transfer agent, Pacific Stock Transfer Co., and inform them of your request by calling them at +1 (800) 785 7782 or writing them at 6725 Via Austi Parkway, Suite 300, Las Vegas, Nevada 89119.

2.
If a bank, broker or other nominee holds your shares of the Company, please contact the bank, broker or other nominee directly and inform them of your request. Be sure to include your name, the name of your brokerage firm and your account number.

Electronic Delivery of Company Stockholder Communications
Most stockholders can elect to view or receive copies of future proxy materials over the Internet instead of receiving paper copies in the mail. You can choose this option and save the Company the cost of producing and mailing these documents by following the instructions provided on your proxy card.
Who Can Help Answer My Questions?
The information provided above in this “Question and Answer” format is for your convenience only and is merely a summary of the information contained in this proxy statement. We urge you to carefully read this entire Proxy Statement, including the documents we refer to in this proxy statement. If you have any questions, or need additional material, please feel free to contact Fady Boctor, at (215) 370-6927. You will also be able to submit questions during the Annual Meeting.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information with respect to the beneficial ownership of our Common Stock as of the Record Date, by (i) each stockholder known by us to be the beneficial owner of more than 5% of our Common Stock, (ii) each of our directors and named executive officers, and (iii) all of our directors and executive officers as a group. Unless otherwise noted, the address for each person named in the table is c/o Petros Pharmaceuticals, Inc., 1185 Avenue of the Americas, 3rd Floor, New York, NY 10036.
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Class(2)
5% Stockholders
Juggernaut Capital Partners III GP, Ltd.(3)	789,969	32.63%
Alto Opportunity Master Fund, SPC-Segregated Master Portfolio B(4)	167,139	9.99%
Named Executive Officers and Directors
Bruce T. Bernstein(5)	13,346	*
Gregory Bradley(6)	13,314	*
John D. Shulman(7)	789,969	32.63%
Joshua N. Silverman(8)	16,237	*
Wayne R. Walker(9)	13,314	*
Fady Boctor(10)	21,566	*
Mitchell Arnold(11)	5,117	*
Andrew Gesek(12)	10	*
All directors and executive officers as a group	872,863	36.38%

*
Less than one percent.

(1)
Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Each of the beneficial owners listed above has direct ownership of and sole voting power and investment power with respect to the shares set forth in the above table.

(2)
A total of 2,201,069 shares of our Common Stock are considered to be outstanding pursuant to SEC Rule 13d-3(d)(1) as of the Record Date.

(3)
Based solely on the Schedule 13D/A filed jointly with the SEC on February 28, 2022 by JCP III SM AIV, L.P. (“JCP III AIV”), METP Holdings, LLC (“METP”), Juggernaut Partners III GP, L.P. (“JCP III GP”), Juggernaut Partners III GP, Ltd. (“JCP III GP Ltd”), and John Shulman. The shares of Common Stock are directly held by JCP III AIV and METP. The shares of Common Stock directly held by JCP III AIV and METP are also indirectly beneficially owned by: JCP III GP, the sole general partner of JCP III AIV and METP; JCP III GP Ltd, the sole general partner of JCP III GP; and John Shulman, the sole director of JCP III GP Ltd (JCP III GP, JCP III GP Ltd and Mr. Shulman, together the “Indirect JCP Reporting Persons”). Mr. Shulman is also a Director of Petros. The address of each of the parties herein is 5301 Wisconsin Avenue NW, Suite 570, Washington, DC 20015. Each of the Indirect JCP Reporting Persons disclaims beneficial ownership within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, or otherwise of such portion of the Common Stock held directly by JCP III AIV in which the Indirect Reporting Persons have no pecuniary interest.

Amount consists of (1) 568,990 shares of Common Stock held by JCP III AIV, (2) 1,365 shares of Common Stock held by METP, (3) 214,614 shares underlying warrants held by JCP III AIV that were exercisable as of the Record Date or will be exercisable within 60 days thereafter, and (4) 5,000 shares underlying stock options held by Mr. Shulman that were vested as of the Record Date or will vest within 60 days thereafter.
(4)
Based on information available to the Company. Represents (i) 25,395 shares of Common Stock and

(ii) warrants to purchase up to 216,078 shares of Common Stock exercisable within 60 days of the Record Date held by Alto Opportunity Master Fund, SPC — Segregated Master Portfolio B (“Alto”). Alto holds additional warrants and shares of convertible preferred stock not exercisable or convertible within 60 days of the Record Date due to certain beneficial ownership limitations.
Ayrton Capital LLC (“Ayrton”), the investment manager to Alto, has discretionary authority to vote and dispose of the shares held by Alto and may be deemed to be the beneficial owner of these shares. Waqas Khatri, in his capacity as Managing Member of Ayrton, may also be deemed to have investment discretion and voting power over the shares held by Alto. Alto and Mr. Khatri each disclaim any beneficial ownership of these shares. The address of Ayrton Capital LLC is 55 Post Rd West, 2nd Floor, Westport, CT 06880.
(5)
Amount consists of (1) 8,346 shares of Common Stock and (2) 5,000 shares underlying stock options held by Mr. Bernstein that were vested as of the Record Date or will vest within 60 days thereafter.

(6)
Amount consists of (1) 8,314 shares of Common Stock and (2) 5,000 shares underlying stock options held by Mr. Bradley that were vested as of the Record Date or will vest within 60 days thereafter.

(7)
John Shulman is the sole shareholder and director of JCP III GP Ltd. Refer to note 3 for further information. Mr. Shulman’s address is 5301 Wisconsin Avenue NW, Suite 570, Washington, DC 20015.

(8)
Amount consists of (1) 11,237 shares of Common Stock and (2) 5,000 shares underlying stock options held by Mr. Silverman that were vested as of the Record Date or will vest within 60 days thereafter.

(9)
Amount consists of (1) 8,314 shares of Common Stock and (2) 5,000 shares underlying stock options held by Mr. Walker that were vested as of the Record Date or will vest within 60 days thereafter.

(10)
Amount consists of 21,566 shares underlying stock options held by Mr. Boctor that were vested as of the Record Date or will vest within 60 days thereafter.

(11)
Amount consists of (1) 117 shares of Common Stock held directly and (2) 5,000 shares underlying stock options held by Mr. Arnold that were vested as of the Record Date or will vest within 60 days thereafter.

(12)
Amount consists of 10 shares of Common Stock held directly. Mr. Gesek resigned from his position as President of Timm Medical Technologies, Inc., a wholly-owned subsidiary of the Company, effective February 28, 2022.

MANAGEMENT AND CORPORATE GOVERNANCE
The Board of Directors
Our Board of Directors currently consists of five members (each, a “Director”): John D. Shulman, Joshua N. Silverman, Bruce T. Bernstein, Gregory Bradley and Wayne R. Walker. Under the amended and restated by-laws of the Company (the “By-Laws”), the number of Directors is fixed from time to time by resolution of the Board or the stockholders at an annual meeting of the stockholders, and Directors serve until the next annual election and their successors are duly elected and qualified, or until their earlier resignation, removal or death.
Below is a list of the names, ages and positions of the individuals who currently serve as our Directors and are Director nominees to be elected at the Annual Meeting.
Name	Age	Position
John D. Shulman	60	Chairman of the Board
Joshua N. Silverman	53	Vice Chairman of the Board
Bruce T. Bernstein	59	Director
Gregory Bradley	63	Director
Wayne R. Walker	64	Director
Director Biographies
Information concerning our Director nominees is set forth below. The biographical description of each Director nominee includes the specific experience, qualifications, attributes and skills that led the Board to conclude that such person should serve as a Director.
John D. Shulman — Mr. Shulman has served as Chairman of the Board since November 17, 2023. He joined Petros as Executive Chairman of the Board in 2020. Mr. Shulman founded Juggernaut Capital Partners, LP in 2009 and leads its Investment Committee. He has over 25 years of experience with private investments, primarily into the consumer and business services sectors. Previously, Mr. Shulman was a Managing Director from 2001 to 2009 at Allied Capital Corporation, where he was a member of the Management and Investment Committees. He sits on the following Boards of Directors or Managers: Ceuta Group, Foundation Consumer Brands, KemperSports, PLEZi Nutrition and ZOA Energy. Mr. Shulman received a B.S. in Finance from the University of Virginia. Mr. Shulman’s financial, leadership, and operational expertise enable him to contribute valuable insights into strategic governance, operations and planning for the Company.
Joshua N. Silverman — Mr. Silverman joined Petros as a Director and Vice Chairman of the Board in December 2020. Mr. Silverman currently serves as the managing member of Parkfield Funding LLC. Mr. Silverman has also served as Interim Chairman, Interim Chief Executive Officer and Interim President of PharmaCyte Biotech, Inc. (Nasdaq: PMCB) since October 2022 and as a director since August 2022. Mr. Silverman was the co-founder, and a principal and managing partner of Iroquois Capital Management, LLC (“Iroquois”), an investment advisory firm. Since its inception in 2003 until July 2016, Mr. Silverman served as co-chief investment officer of Iroquois. While at Iroquois, he designed and executed complex transactions, structuring and negotiating investments in both public and private companies and has often been called upon by the companies solve inefficiencies as they relate to corporate structure, cash flow, and management. From 2000 to 2003, Mr. Silverman served as co-chief investment officer of Vertical Ventures, LLC, a merchant bank. Prior to forming Iroquois, Mr. Silverman was a director of Joele Frank, a boutique consulting firm specializing in mergers and acquisitions. Previously, Mr. Silverman served as assistant press secretary to the president of the United States. In addition to Petros, Mr. Silverman currently serves as a director of AYRO, Inc., MYMD Pharmaceuticals, Inc. and Synaptogenix, Inc., all of which are public companies. He previously served as a director of Marker Therapeutics, Inc. from 2016 until 2018 and Protegenics Therapeutics, Inc. from 2016 to 2022. Mr. Silverman received his B.A. from Lehigh University in 1992. Mr. Silverman’s financial, leadership, and operational expertise enable him to contribute valuable insights into strategic governance, operations and planning for the Company.
Bruce T. Bernstein — Mr. Bernstein joined Petros as a Director in 2020. Mr. Bernstein was a member of the Board of Neurotrope from 2016 to 2020 and is currently on the Board of Synaptogenix, Inc., the operating subsidiary of Neurotrope, which was spun off from Neurotrope in December 2020. Mr. Bernstein has over thirty years of experience in the securities industry, primarily as senior portfolio manager for two alternative finance funds as well as in trading and structuring of arbitrage strategies. Mr. Bernstein has served as President of Rockmore Capital, LLC since 2006, the manager of a direct investment and lending fund with peak assets under management of $140 million. Previously, he served as Co-President of Omicron Capital, LP, an investment firm based in New York, which he joined in 2001. Omicron Capital focused on direct investing and lending to public small cap companies and had peak assets under management of $260 million. Prior to joining Omicron Capital, Mr. Bernstein was with Fortis Investments Inc., where he was Senior Vice President in the bank’s Global Securities Arbitrage business unit, specializing in equity structured products and equity arbitrage and then President in charge of the bank’s proprietary investment business in the United States. Prior to Fortis, Mr. Bernstein was Director in the Equity Derivatives Group at Nomura Securities International specializing in cross-border tax arbitrage, domestic equity arbitrage and structured equity swaps. Mr. Bernstein started his career at Kidder Peabody, where he rose to the level of Assistant Treasurer. Mr. Bernstein also serves as a member of the Board of Directors of XWELL, Inc. (formerly XpresSpa Holdings, Inc.), the leading airport spa company in the world, based in New York. Mr. Bernstein holds a B.B.A. from City University of New York (Baruch). Mr. Bernstein’s banking, accounting and finance expertise enable him to contribute valuable insights into accounting and financial matters for the Company.
Gregory Bradley — Mr. Bradley joined Petros as a Director in 2020. Mr. Bradley is the President and CEO of Foundation Consumer Healthcare (“FCH”), which is a fast growing over the counter (“OTC”) consumer healthcare company with iconic brands including important emergency contraception solutions like Plan B One-Step and Take Action. Prior to creating FCH in 2014 in partnership with Juggernaut Capital Partners, Greg had 32 years of experience in the pharmaceutical and consumer packaged goods industries, including his role as Head of the US Operating Team for GlaxoSmithKline Consumer Healthcare until 2011, and CEO of Advantage Consumer Healthcare from 2011 – 2014. He has extensive experience including sales, marketing, supply chain and general management. Greg has helped create mega brands in the CPG industry in every facet of their development and commercial success. Greg is a magna cum laude graduate of Indiana University of Pennsylvania and serves on multiple industry boards and associations, including his current Executive Committee Board role with the Consumer Healthcare Products Association. Mr. Bradley’s operational expertise enable him to contribute valuable insights into strategic governance, operations and planning for the Company.
Wayne R. Walker — Mr. Walker joined Petros as a Director in 2020. Mr. Walker is the president of Walker Nell Partners, Inc., an international business consulting firm which he founded in 2003 and has been its Managing Partner since 2004. In his role at Walker Nell, he has served on a number of private and public company boards. Mr. Walker has also been an Independent Director at Wrap Technologies, Inc. and the Pitcairn Company since 2018. Mr. Walker serves as a member of the Board of Directors of AMMO, Inc. and PharmaCyte Biotech, Inc., both publicly traded. Before founding Walker Nell, from 1984 to 1998, Mr. Walker worked at the DuPont Company in Wilmington, Delaware in the Securities and Bankruptcy group, where he worked in the Corporate Secretary’s office and served as Senior Counsel. In addition, from 2001 to 2004, Mr. Walker was a partner at Parente Beard, now known as Baker Tilly and Cohn Reznick, LLP from 2015 to 2018. Additionally, from 1995 to 1998, Mr. Walker served as Chairman of the Board of Directors of Habitat for Humanity International, then a $400 million plus global non-profit housing organization spanning 60 countries. Prior to becoming Chairman of the Board of Directors, Mr. Walker held positions of corporate secretary and Chairman of the Executive and Human Resource Committees of the board at Habitat for Humanity International from 1992 to 1995. Mr. Walker holds a Doctor of Jurisprudence (JD) from Catholic University (Washington, D.C.) and a Bachelor of Arts from Loyola University (New Orleans). Mr. Walker’s accounting and operational expertise enable him to contribute valuable insights into operations and accounting for the Company.
Executive Officers
Below is a list of the names, ages, positions and a brief account of the business experience of the individuals who serve as our executive officers.
Name	Age	Position
Fady Boctor, MBA	46	President and Chief Commercial Officer
Mitchell Arnold, MBA	60	Vice President of Finance and Chief Accounting Officer

Executive Officer Biographies
The principal occupation and business experience for at least the past five years for our executive officers is as follows:
Fady Boctor, M.B.A. — Mr. Boctor has served as President and Chief Commercial Officer of Petros since 2020. Mr. Boctor has over 20 years of experience in the pharmaceutical industry, across a wide array of functions including brand and portfolio marketing, sales channel optimization, product portfolio strategy development and new product launches. Mr. Boctor has driven significant revenue growth for mainstream men’s health product lines, rare/orphan disease therapeutics, and substance abuse rescue modalities. Mr. Boctor previously served as Vice President of Marketing at Metuchen Pharmaceuticals LLC, a Delaware limited liability company (“Metuchen”), a position he held since March 2019. From May 2017 to March 2019, Mr. Boctor served as Director of Marketing for Adapt Pharma, Inc. Prior to joining Adapt Pharma, Inc., Mr. Boctor held various roles at Endo International plc from Mar 2010 to May 2017, most recently holding the position of Senior Brand/Marketing Manager. Mr. Boctor holds a B.A. in International Relations from Hamline University, a Masters in Diplomacy from Norwich University and an M.B.A. from the University of Manchester Business School.
Mitchell Arnold, M.B.A. — Mitchell Arnold has served as the Vice President of Finance and Chief Accounting Officer of Petros since 2021. Mr. Arnold has served as Vice President of Finance of the Company since 2019. Mr. Arnold brings to the Company over 30 years of experience in organizational leadership in finance and accounting roles at both public and private companies, where he was successful in improving financial performance, cash flows, accounting processes, SOX compliance and ERP systems. Prior to joining the Company, from 2011 to 2018, Mr. Arnold served as Vice President of Financial Accounting at Akrimax Pharmaceuticals, LLC where he provided strategic guidance of accounting and finance, treasury management, risk management and insurance, information technology and facilities management. Mr. Arnold holds a Master of Business Administration degree in Finance from Temple University and a Bachelor of Science degree in Accounting from Pennsylvania State University.
There is no arrangement or understanding between any of the directors or officers identified above and any other person pursuant to which he was selected as a director or officer. None of the directors or officers identified above is, or has been, a participant in any transaction involving the Company, and is not a participant in any proposed transaction with the Company, in each case, required to be disclosed pursuant to Item 404(a) of Regulation S-K, other than as described in Certain Relationships and Related Person Transactions below.
Involvement in Certain Legal Proceedings
None of our directors or executive officers has been involved in any of the following events during the past ten years:
•
any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

•
any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offences);

•
being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his or her involvement in any type of business, securities or banking activities; or

•
being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

There have been no material legal proceedings that would require disclosure under the federal securities laws that are material to an evaluation of the ability or integrity of our directors or executive officers, or in which any director, officer, nominee or principal stockholder, or any affiliate thereof, is a party adverse to us or has a material interest adverse to us.

Board Diversity
We have no formal policy regarding Board diversity. Our Board believes that each director should have a basic understanding of the principal operational and financial objectives and plans and strategies of the Company, our results of operations and financial condition and relative standing in relation to our competitors. We take into consideration the overall composition and diversity of the Board and areas of expertise that director nominees may be able to offer, including business experience, knowledge, abilities and customer relationships. Generally, we will strive to assemble a Board that brings to us a variety of perspectives and skills derived from business and professional experience as we may deem are in our and our stockholders’ best interests. In doing so, we will also consider candidates with appropriate non-business backgrounds.
The following Board Diversity Matrix presents certain diversity statistics, as voluntarily self-identified by our directors, in accordance with Nasdaq Listing Rule 5606.
Board Diversity Matrix for Petros Pharmaceuticals, Inc.
	As of 11/02/2023				As of 07/05/2022
Total Number of Directors	5
Gender Identity	Female	Male	Non- Binary	Did Not Disclose Gender	Female	Male	Non- Binary	Did Not Disclose Gender

Directors		5				5
Part II: Demographic Background
African American or Black		1				1
Alaskan Native or Native American
Asian
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White		4				4
Two or More Races or Ethnicities
LGBTQ+
Did Not Disclose Demographic Background
Director Independence
Our Board has reviewed the materiality of any relationship that each of our Directors and Director nominees has with Petros, either directly or indirectly. Based upon this review, our Board has determined that the following Directors and Director nominees are “independent directors” as defined by The Nasdaq Stock Market (“Nasdaq”):
Joshua N. Silverman
Bruce T. Bernstein
Gregory Bradley
Wayne R. Walker
Board Committees and Meetings
During the fiscal year ended December 31, 2022, the Board held seven meetings. Each director attended at least 75% of all Board and applicable committee meetings in fiscal year 2022. The Board has adopted a policy under which each member of the Board is encouraged to attend each annual meeting of our stockholders, and all of our directors attended our last annual meeting of stockholders in November 2022.

Our Board has established three standing committees of the Board, each of which is composed solely of independent directors:
•
The Audit Committee consists of Mr. Bernstein, as Chairman, Mr. Silverman and Mr. Walker.

•
The Compensation Committee consists of Mr. Silverman, as Chairman, Mr. Bernstein and Mr. Walker.

•
The Nominating and Corporate Governance Committee consists of Mr. Walker, as Chairman, Mr. Bernstein and Mr. Bradley.

Each of the committees has a written charter adopted by the Board; a current copy of each such charter is available in the “Investor Relations” section on our website at http://www.petrospharma.com/investors.
Audit Committee
Our Audit Committee provides oversight of our accounting and financial reporting process, the audit of our financial statements and our internal control function. Among other matters, the Audit Committee is responsible for the following:
•
appointment, compensation, retention and oversight the independent auditor’s services to the Company;

•
reviewing the scope of the annual audit and non-audit services of the independent auditor;

•
reviewing and discussing with management and the independent auditor the results of the annual audit and the review of our quarterly financial statements, including the disclosures in our annual and quarterly reports filed with the SEC;

•
evaluating the independence of the independent auditors;

•
evaluating and discussing with management the adequacy and effectiveness of the Company’s accounting and internal control policies and procedures;

•
reviewing our risk assessment and risk management processes; and

•
establishing and overseeing procedures for receiving, retaining and the treatment of complaints received by us regarding accounting, internal accounting controls or audit matters.

The Audit Committee held four meetings in 2022. All members of our Audit Committee meet the requirements for financial literacy under the applicable rules and regulations of the SEC and Nasdaq. Our Board has determined that Mr. Bernstein is an audit committee financial expert as defined under the applicable rules of the SEC and has the requisite financial sophistication under the applicable rules and regulations of Nasdaq. All of the members of our Audit Committee are independent directors as defined under the applicable rules and regulations of the SEC and Nasdaq.
Compensation Committee
The Compensation Committee, among other things, (i) oversees the Company’s compensation plans and practices with respect to the Company’s executive officers and directors, (ii) evaluates the performance of the executive officers of the Company, and (iii) reviews the Company’s stock and incentive compensation plans and recommends changes in such plans to the Board as needed.
The Compensation Committee held one meeting in 2022. The Board has determined that each member of the Compensation Committee is an independent director in accordance with the rules of The Nasdaq Stock Market and applicable federal securities laws and regulations.
Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee assists the Board in, among other things; (i) identifying individuals qualified to become members of the Board with the goal of ensuring that the Board has the requisite expertise and that its membership consists of persons with sufficiently diverse and independent backgrounds; (ii) annually reviewing the Board’s committee structure; (iii) recommending that the Board select director nominees for election to the Board at the next annual meeting of stockholders or to fill any vacancy that occurs on the Board or any Board Committee; (iv) reviewing management development and succession plans for the executive officers and their direct reports; (v) overseeing the annual self-evaluations of the Board; (vi) developing and maintaining the Company’s corporate governance policies and practices, including identifying best practices; and (vii) reviewing and reassessing the Nominating and Corporate Governance Committee charter.
The Nominating and Corporate Governance Committee held no meetings in 2022. The Board has determined that each member of the Nominating and Corporate Governance Committee is an independent director in accordance with the rules of The Nasdaq Stock Market and applicable federal securities laws and regulations.
Nomination and Election of Directors
The Nominating and Corporate Governance Committee identifies and recommends to the Board the requisite skills and characteristics of individuals qualified to serve as members of the Board and recommends to the Board the director nominees for each annual meeting of stockholders. Both the Nominating and Corporate Governance Committee and the Board seek the talents and backgrounds that would be most helpful to Petros in selecting director nominees. The Board believes diversity of background provides for a variety of points of view, improves the quality of dialogue, and contributes to a more effective decision-making process. The Board also monitors the mix of specific experience, qualifications and skills of its directors in order to assure that the Board, as a whole, has the necessary tools to perform its oversight function effectively in light of the Company’s business and structure.
The Nominating and Corporate Governance Committee has adopted a formal policy regarding stockholder recommendations of director nominees, available in the “Investor Relations” section on our website at http://www.petrospharma.com/investors. The Nominating and Corporate Governance Committee considers any timely submitted and qualified director candidates recommended by any security holder entitled to vote in an election of Directors. Stockholders who wish to recommend individuals for consideration by the Nominating and Corporate Governance Committee must do so by delivering a written recommendation to the Nominating and Corporation Governance Committee c/o Petros Pharmaceuticals, Inc., 1185 Avenue of the Americas, Third Floor, New York, New York 10036. The submission must set forth: (1) the name and address of the stockholder on whose behalf the submission is made; (2) the number and class of shares of the Company that are owned beneficially by such stockholder as of the date of the submission; (3) the name and address of the proposed candidate; and (4) the resume of the proposed candidate. The Nominating and Corporate Governance Committee evaluates all potential director nominees using the same criteria, regardless of the source of the nominee. Consistent with our core values and beliefs, our Board appreciates the value of diversity in all aspects of the Company, including at the Board level.
Pursuant to our By-Laws, nominations of persons for election to the Board at an annual meeting or at any special meeting of stockholders for the purpose of electing directors may be made by or at the direction of the by or at the direction of the Board (or any duly authorized committee thereof) or the Chairman of by the Board, or by any stockholder of record entitled to vote for the election of directors at the meeting who complies with the following notice procedures. Such nominations, other than those made by, or at the direction of, or under the authority of the Board, shall be made pursuant to timely notice in writing to the Secretary of the Company by a stockholder of record at such time. To be timely, a stockholder’s notice must be delivered to or mailed and received at the principal executive offices of the Company (a) in the case of an annual meeting, not less than 90 nor more than 120 days prior to the one-year anniversary of the date of the annual meeting of the previous year; provided, however, that if the annual meeting is called for a date that is not within 30 days before or after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth day following the day on which notice of the date of the annual meeting was mailed or public disclosure of the date of the annual meeting was made, whichever first occurs; and (b) in the case of a special meeting of stockholders for the purpose of electing directors, not less than ninety (90) nor more than one hundred twenty (120) days prior to such special meeting, provided, however, that in the event that the special meeting is called for on a date that is less than ninety (90) days prior to the special meeting, notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which the first public announcement of the date of the special meeting was made or the notice of the special meeting was mailed, whichever first occurs. Such stockholder’s notice to the Secretary must set forth as to each stockholder providing the notice of the nomination proposed to be made at the meeting, beneficial owner or beneficial owners, if different, on whose behalf the notice of the nomination proposed to be made at the meeting is made, and any affiliate or associate of such stockholder or beneficial owner, (i) the name, age, nationality, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class and number of shares of capital stock of the Company, if any, which are beneficially owned by the person and (iv) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Regulation 14A under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”) or other applicable law. The chair of the meeting may, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedures, and the defective nomination will be disregarded.
Code of Business Conduct and Ethics
We have adopted a Code of Business Conduct and Ethics (the “Code of Ethics”) that applies to all of our employees, officers and directors (including our principal executive officer and principal financial officer and principal accounting officer). Our Code of Ethics is available to security holders in the “Investor Relations” section on our website, http://www.petrospharma.com/investors.
Communications with Directors
The Company has a process for stockholders who wish to communicate with the Board, including any Board committee, individual director or the Chairman. Stockholders who wish to communicate with the Board, any Board Committee or any individual director may do so by writing to the Company’s President and Chief Commercial Officer, Fady Boctor, at 1185 Avenue of the Americas, 3rd Floor, New York, New York 10036. In general, any stockholder communication delivered to our President and Chief Commercial Officer for forwarding to the Board, the Chairman or a specified group of Board members will be forwarded in accordance with the stockholder’s instructions. However, our President and Chief Commercial Officer reserves the right not to forward to Board members any abusive, threatening or otherwise inappropriate materials.
Family Relationships
There are no family relationships among our directors or executive officers.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our directors and executive officers and each person who owns more than ten percent of a registered class of our equity securities (collectively, “Reporting Persons”) to file with the SEC initial reports of ownership and reports of changes in ownership of our Common Stock and our other equity securities. Reporting Persons are required by SEC regulation to furnish us with copies of all Section 16(a) forms that they file. Based solely on the Company’s review of the copies of the forms received by it during the fiscal year ended December 31, 2022 and written representations that no other reports were required, the Company believes that each person who, at any time during such fiscal year, was a director, officer or beneficial owner of more than ten percent of the Company’s Common Stock complied with all Section 16(a) filing requirements during such fiscal year with the following exceptions: (1) Mr. Shulman filed a Form 4 on January 3, 2022, disclosing the acquisition of shares of Common Stock and warrants to purchase Common Stock on December 22, 2021 and (2) Mr. Silverman, Mr. Bradley, Mr. Walker, and Mr. Bernstein filed Form 4s on January 7, 2022, disclosing the acquisition of restricted stock units on December 22, 2021.
Board Leadership Structure and Role in Risk Oversight
The Board is committed to promoting effective, independent governance of the Company. Our board believes it is in the best interests of the stockholders and the Company for the Board to have the flexibility to select the best director to serve as chairman at any given time, regardless of whether that director is an independent director or the chief executive officer. Consequently, we do not have a policy governing whether the roles of chairman of the board and chief executive officer should be separate or combined. This decision is made by our Board, based on the best interests of the Company considering the circumstances at the time.

The leadership structure of the Board currently consists of a Chairman of the Board who oversees the Board meetings and a Vice-Chairman of the Board. The Company currently has two different people holding the roles of Chairman of the Board and President (principal executive officer) in recognition of the differences between the two roles. Our Board believes this division of responsibility is an effective approach for addressing the risks we face and increasing management accountability and improving the ability of the board to monitor whether management’s actions are in the best interests of the Company and its stockholders. All of our Board committees are comprised of only independent directors. All Board committees are chaired by independent directors who report to the full Board whenever necessary. We believe this leadership structure helps facilitate efficient decision-making and communication among our directors and fosters efficient Board functioning at meetings.
Our management is primarily responsible for managing the risks we face in the ordinary course of operating our business. The Board oversees potential risks and our risk management activities by receiving operational and strategic presentations from management which include discussions of key risks to our business. The Board also periodically discusses with management important compliance and quality issues.
In addition, the Board has delegated risk oversight to each of its key committees within their areas of responsibility. For example, the Audit Committee assists the Board in fulfilling its oversight of the quality and integrity of the Company’s financial statements and the Company’s compliance with legal and regulatory requirements relating to the Company’s financial statements and related disclosures. The Compensation Committee assists the Board in its risk oversight function by overseeing strategies with respect to our incentive compensation programs and key employee retention issues. We believe our Board leadership structure facilitates the division of risk management oversight responsibilities among the Board committees and enhances the Board’s efficiency in fulfilling its oversight function with respect to difference areas of our business risks and our risk mitigation practices.
Anti-Hedging and Anti-Pledging Policies
Under our Insider Trading Policy, our employees, including our executive officers and Board members, are prohibited from hedging the risk associated with ownership of shares of our Common Stock and other securities, as well as from pledging any of our securities as collateral for a loan.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
Transactions with Related Persons
SEC rules require us to disclose any transaction since January 1, 2021, or currently proposed transaction in which we are a party and in which any related person has or will have a direct or indirect material interest involving an amount that exceeds the lesser of $120,000 or one percent (1%) of the average of the Company’s total assets as of the end of last two completed fiscal years. A related person is any executive officer, director, nominee for director, or holder of 5% or more of the Company’s Common Stock, or an immediate family member of any of those persons.
Relationship with Juggernaut Partners III GP, L.P.
JCP III SM AIV, L.P. (“JCP III AIV”) and METP Holdings, LLC (“METP”) beneficially owns 32.63% of the issued and outstanding shares of Common Stock of the Company, collectively. Juggernaut Partners III GP, L.P. (“JCP III GP”) is the sole general partner of JCP III AIV, METP and Juggernaut Capital Partners III, L.P . Juggernaut Partners III GP, Ltd. (“JCP III GP Ltd”) is the sole general partner of JCP III GP. John D. Shulman is the sole director of JCP III GP Ltd. Mr. Shulman is also a Director of Petros.
Consulting Agreement with Tania King
On April 1, 2021, the Company entered into a consulting agreement (the “Consulting Agreement”) with Tania King, an Operating Advisor for Juggernaut Capital Partner, L.P (“JCP”). JCP is the ultimate parent company of JCP III GP Ltd., and Mr. Shulman is the Managing Partner of JCP. Pursuant to the Consulting Agreement, in exchange for consulting and advisory services, the Company paid to Ms. King an initial payment of $12,000 and granted Ms. King restricted stock units with a cash value of $72,000 as of the date of grant, which restricted stock units vested on the one-year anniversary of entry into the Consulting Agreement. Additionally, the Company agreed to pay to Ms. King a monthly fee of $4,000.
October 2021 Registered Direct Offering and Private Placement
On October 13, 2021, we entered into a Securities Purchase Agreement with JCP III AIV and certain other accredited and institutional investors, pursuant to which we sold to JCP III AIV (i) 166,181 shares of our Common Stock in a registered direct offering at an offering price of $17.15 per share and associated warrant and (ii) in a concurrent private placement, warrants to purchase up to an aggregate of 166,181 shares of our Common Stock at an exercise price of $17.15 per share. The warrants became exercisable immediately upon the closing of the offering on October 18, 2021 and will expire five years following that date. The shares were sold pursuant to an effective registration statement on Form S-3 as supplemented by a prospectus supplement, dated October 13, 2021, relating to the offering. The warrants were issued in reliance upon the exemption from the registration requirements in Section 4(a)(2) of the Securities Act and Regulation D promulgated thereunder.
November 2021 Private Placement
On November 29, 2021, we entered into a Securities Purchase Agreement with JCP III AIV and certain other accredited and institutional investors, pursuant to which we sold to JCP III AIV, in a private placement, (i) 50,000shares of our Common Stock at an offering price of $30.00per share and associated warrant and (ii) warrants to purchase up to an aggregate of 37,500 shares of our Common Stock at an exercise price of $35.00 per share. The warrants became exercisable immediately upon the closing of the offering on December 2, 2021 and will expire five years following that date. The shares and the warrants were issued in reliance upon the exemption from the registration requirements in Section 4(a)(2) of the Securities Act and Regulation D promulgated thereunder.
December 2021 Private Placement
On December 22, 2021, we entered into a Securities Purchase Agreement with JCP III AIV and certain other accredited and institutional investors, pursuant to which we sold to JCP III AIV, in a private placement, (i) 14,578shares of our Common Stock at an offering price of $34.30per share and associated warrant and

(ii) warrants to purchase up to an aggregate of 10,933shares of our Common Stock at an exercise price of $35.00 per share. The warrants became exercisable immediately upon the closing of the offering on December 27, 2021 and will expire five years following that date. The shares and the warrants were issued in reliance upon the exemption from the registration requirements in Section 4(a)(2) of the Securities Act and Regulation D promulgated thereunder.
Management Services
On November 28, 2023, the Board approved a payment to JCP III AIV of $125,000 in recognition of various management and advisory services previously provided to the Company by JCP III AIV.
July 2023 Private Placement
On July 13, 2023, we entered into a Securities Purchase Agreement with certain accredited investors, pursuant to which we agreed to sell in a private placement (i) an aggregate of 15,000 shares of our newly-designated Series A Convertible Preferred Stock, with a par value of $0.0001 per share and a stated value of $1,000 per share, convertible into shares of Common Stock at an initial conversion price of $2.25 per share (subject to adjustment) (the “Series A Preferred Shares”), and (ii) warrants (“July Warrants”) to acquire up to an aggregate of 6,666,668 shares of Common Stock at an initial exercise price of $2.25 per share (with the exercise price and the number of shares of Common Stock issuable both subject to adjustment) (collectively, the “July 2023 Private Placement”). In connection with the July 2023 Private Placement, we issued 1,000 Series A Preferred Shares and warrants to purchase up to 444,444 shares of Common Stock to Alto Opportunity Master Fund, SPC-Segregated Master Portfolio B, which beneficially owns more than 5% of our voting securities, for aggregate gross proceeds of $1 million. The Series A Preferred Shares and the July Warrants were issued in reliance upon the exemption from the registration requirements in Section 4(a)(2) of the Securities Act and Regulation D promulgated thereunder.

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION
The Board is responsible for evaluating and approving the compensation of executive officers. The major elements of Petros’ compensation program include:
•
base salary;

•
cash bonus incentive opportunities tied to Petros’ performance and certain employment agreements;

•
retirement benefits through a qualified defined contribution scheme (such as a 401(k) plan in the United States); and

•
other benefit programs generally available to all U.S. and non-U.S. employees that are customary and appropriate for the country in which the employee is operating.

Petros’ compensation objectives:
	Description	Performance/ Job Considerations	Primary Objectives
Base Salary	Fixed cash amount.	Increases based upon individual performance against goals, objectives and job criteria such as executive qualifications, responsibilities, role criticality, potential and market value.	Recruit qualified executives or personnel. Retention of personnel.
Cash Incentive Opportunity	Short-term incentive, annual bonus opportunities.	Amount of actual payment based on achievement of corporate financial goals, key strategic and operating objectives.	Promote achievement of short-term financial goals and strategic and operating objectives.
Retirement and Welfare Benefits	401(k) plan, health and insurance benefits.	None, benefits offered to broad workforce.	Recruit qualified employees.
Petros provides base salary based on the executive officers’ individual responsibilities and performance. Petros offers bonus opportunities to certain executive officers and employees based primarily on company performance. See “Employment Agreements” below. Petros’ compensation decisions and salary adjustments are generally evaluated on a calendar year basis.
The Compensation Committee of the Board (the “Compensation Committee”) is responsible for determining executive compensation.
Summary Compensation Table
The following table shows compensation awarded to, paid to or earned by, (1) Petros’ principal executive officer, (2) Petros’ most highly compensated executive officer other than the principal executive officer and (3) up to two individuals who would have qualified as one of Petros’ two most highly compensated executive officers other than the principal executive officer but for the fact that the individual was not serving as an executive officer of the Company at the end of the last completed fiscal year; during the fiscal years ended December 31, 2022 and 2021.
Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)(1)	Non-equity Incentive Plan Compensation ($)	All Other Compensation ($)(2)	Total ($)
Fady Boctor	2022	350,000	280,000	—	—	52,209	682,209
President and Chief Commercial Officer	2021	350,000	125,000	658,340	—	44,481	1,177,821

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)(1)	Non-equity Incentive Plan Compensation ($)	All Other Compensation ($)(2)	Total ($)
Mitchell Arnold	2022	288,750	60,000	—	—	58,264	407,014
Vice President of Finance and Chief Accounting Officer	2021	262,500	50,000	131,659	—	53,424	497,584
Andrew Gesek(3)	2022	128,750	—	—	—	7,046	135,796
Former President, Timm Medical	2021	300,000	—	197,489	—	47,899	545,388

(1)
For awards of stock options, the aggregate grant date fair value is computed based on the Black-Scholes option pricing model using the fair value of the underlying shares at the measurement date.

(2)
Amounts in this column reflect 401(k) contributions, insurance premiums (life, long term disability, short term disability, health, dental, and vision), and, for Mr. Arnold, car allowances. For 2022, this represents: for Mr. Boctor, $11,911 for contributions under Metuchen’s 401(k) plan and $40,298 of insurance premiums; for Mr. Arnold, $10,135 for contributions under Metuchen’s 401(k) plan and $48,129 of insurance premiums; and for Mr. Gesek, $1,618 for contributions under Metuchen’s 401(k) plan and $5,428 of insurance premiums. For 2021, this represents: for Mr. Boctor, $8,578 for contributions under Metuchen’s 401(k) plan and $35,903 of insurance premiums; for Mr. Arnold, $10,066 for contributions under Metuchen’s 401(k) plan and $43,358 of insurance premiums; and for Mr. Gesek, $9,135 for contributions under Metuchen’s 401(k) plan and $38,764 of insurance premiums.

(3)
Mr. Gesek resigned from his position as President of Timm Medical Technologies, Inc., a wholly-owned subsidiary of the Company, effective February 28, 2022.

Employment Agreements
Fady Boctor
On January 24, 2019, the Company provided an offer letter to Mr. Boctor. The offer letter provided for Mr. Boctor’s at-will employment and set forth his initial base salary as $250,000 per annum ($208,333 was paid pro-rata based on his start date of March 1, 2019), a signing bonus of $50,000, eligibility for an annual bonus with a target of 36% of his base salary and additional incentive bonuses, and eligibility to participate in the Company’s benefit plans generally. Mr. Boctor is subject to the Company’s standard confidentiality, non-competition and invention assignment agreement.
On December 11, 2020 and in connection with the commencement of Mr. Fady Boctor’s employment as the President and Chief Commercial Officer of Petros, the Company and Mr. Boctor entered into a Bonus Agreement (the “Bonus Agreement”), pursuant to which Petros agreed to award Mr. Boctor a bonus in the amount of $125,000 payable on December 15, 2020. The Bonus Agreement provides that in the event that Mr. Boctor was not employed by Petros on June 11, 2022, he would have been obligated to repay such amount to Petros, unless his employment was terminated by Petros without “Cause” or by Mr. Boctor for “Good Reason” as such terms are defined in the Bonus Agreement.
Effective as of February 19, 2021, the Company entered into an employment offer letter (the “Employment Offer Letter”) with Mr. Boctor, pursuant to which, Mr. Boctor will serve in an “at-will” capacity, at an initial base salary of $350,000 per annum. Mr. Boctor received a signing bonus in the amount of $250,000 (the “Signing Bonus”), payable in two equal installments of $125,000 each, the first of which was paid to Mr. Boctor in December 2020, and the second of which was paid to Mr. Boctor on May 15, 2021, provided that Mr. Boctor remained employed with the Company on such date. The Employment Offer Letter provided that in the event that Mr. Boctor did not remain employed by Petros on May 1, 2022, he would have been obligated to repay to Petros the Signing Bonus, unless his employment was terminated by Petros without “Cause” or by Mr. Boctor for “Good Reason” as such terms are defined in the Employment Offer Letter. Additionally, commencing in calendar year 2021, Mr. Boctor is eligible to earn an annual cash bonus (the “Annual Bonus”) in respect of each calendar year that ends during the term of his employment, to be earned based on the achievement of performance objectives determined in the discretion of the Compensation

Committee. Each Annual Bonus is targeted at 100% of Mr. Boctor’s then-base salary. Mr. Boctor is entitled to participate in all employee benefit plans, policies, programs or privileges made available to similarly situated employees of Petros. The Employment Offer Letter contains customary restrictive covenants and confidentiality obligations and provides that Mr. Boctor will be subject to non-competition and non-solicitation covenants during the term of his employment with Petros and for a period of one-year following Mr. Boctor’s separation from the Company under any circumstances.
In consideration of entering into the Employment Offer Letter, Mr. Boctor was granted an option to purchase up to 21,566 shares of the Company’s Common Stock at an exercise price of $37.40 per share (the “Options”). The Options vested 50% as of February 19, 2021, the date of grant, and the remainder vested in equal installments on the first and second anniversary thereof.
Andrew Gesek
On December 10, 2018, the Company entered into an employment agreement with Mr. Gesek, pursuant to which Mr. Gesek served as the Company’s Chief Operating Officer, until his resignation from the Company, effective February 28, 2022. Under his employment agreement, Mr. Gesek was entitled to an initial annual base salary of $300,000. Additionally, Mr. Gesek was eligible to receive a deferred cash signing bonus of $75,000 on January 15, 2019, an annual performance bonus with a target of up to 35% of his then-current base salary, contingent upon satisfaction of corporate performance goals, a retention bonus of $100,000 contingent upon satisfaction of corporate performance goals and Mr. Gesek’s continued employment with the Company as of the twelve (12) month anniversary of his start date, and an extension bonus of up to $75,000 payable in monthly installments between January and June 2020, contingent upon Mr. Gesek’s continued employment through June 30, 2020. The agreement also provided Mr. Gesek with the opportunity to earn ten percent (10%) of the net proceeds in excess of six million dollars ($6,000,000) of any sale of all or substantially all of Timm Medical Technologies or Pos-T-Vac, LLC or their constituent businesses, and to receive twenty percent (20%) of the gross profits (less direct expenses) of sales for the first twelve (12) months under a contract with the U.S. Department of Veterans Affairs, if he was able to secure such a contract in the first eighteen (18) months of the term of the employment agreement (the “VA Payment”).
Pursuant to Mr. Gesek’s employment agreement, upon termination of his employment without cause or his resignation for good reason (each as defined therein), Mr. Gesek was entitled to receive (i) his salary, accrued vacation and PTO through the termination date, and (ii) the VA Payment, if he has submitted a bid prior to termination and a contract is entered into within six (6) months of his termination.
On March 1, 2022, in connection with Mr. Gesek’s resignation, the Company and Mr. Gesek entered into a Severance and General Release Agreement (the “Severance Agreement”). Pursuant to the Severance Agreement, Mr. Gesek was entitled to receive a cash separation payment in the gross amount of $75,000.00, representing three months of Mr. Gesek’s base salary as of the date of his resignation, less applicable taxes and withholdings, payable in pro rata amounts over a three-month period in accordance with the Company’s payroll schedule, beginning seven calendar days of the execution date of the Severance Agreement.
In exchange for the consideration provided to Mr. Gesek in the Severance Agreement, Mr. Gesek agreed to waive and release any claims he or his affiliates, successors or assigns may have against the Company and certain related persons and organizations, whether or not arising out of or related to Mr. Gesek’s employment with the Company or the termination thereof.
In connection with the execution of the Severance Agreement, Mr. Gesek’s employment agreement and the Confidentiality and Inventions Assignment Agreement, dated January 27, 2020 were terminated; provided, however, that certain surviving customary confidentiality provisions and related covenants remain in full force and effect. The Severance Agreement also provides for certain customary mutual covenants regarding confidentiality and non-disparagement.
Outstanding Equity Awards at 2022 Fiscal Year-End
The following table sets forth information concerning outstanding equity awards held by each of our named executive officers as of December 31, 2022.

	Option awards
Name	Vesting Commencement date	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option Exercise Price ($)	Option Expiration Date
Fady Boctor	2/19/2021	16,175	5,392	$37.40	2/19/2031
Mitchell Arnold	5/11/2021	3,000	2,000	$32.10	5/11/2031
Accounting and Tax Considerations
Section 162(m) of the Code places a limit of $1,000,000 on the amount of compensation that a public company may deduct as a business expense in any year with respect to such company’s chief executive officer, certain other named executive officers, and all “covered employees” as defined by Section 162(m). This deduction limitation did not previously apply to Metuchen as a private company.
The Company’s Compensation Committee intends to maximize deductibility of compensation under Section 162(m) to the extent practicable while maintaining a competitive, performance-based compensation program. However, the Company’s compensation committee reserves the right to award compensation which it deems to be in the Company’s best interest and in the best interest of its stockholders, but which may not be fully tax deductible under Code Section 162(m).
Employment Benefits Plans
Petros 401(k) Plan
Petros has a defined contribution retirement plan in which all employees are eligible to participate. This plan is intended to qualify under Section 401(k) of the Code so that contributions by employees and by Petros to the plan and income earned on plan contributions are not taxable to employees until withdrawn or distributed from the plan, and so that contributions, including employee salary deferral contributions, will be deductible by Petros when made. Petros currently provides contributions under this plan of up to six percent (6%) of an employee’s compensation, subject to statutory limits.
Participants may elect a salary deferral up to the statutorily prescribed annual limit for tax-deferred contributions and Metuchen may make contributions up to six percent (6%) of the participant’s compensation, subject to certain statutory limits.
Petros also contributes to medical, disability and other standard insurance plans for its employees.
Director Compensation Program
The following table presents the total compensation for each person who served as a member of our Board during the fiscal year ended December 31, 2022. Other than set forth in the table and described more below, we did not pay any compensation, reimburse any expense of, make any equity awards or non-equity awards to, or pay any other compensation to any of the other members of our Board in 2022.
Name	Fees earned or paid in cash ($)	Stock awards ($)(1)	Option awards ($)(2)	Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
John D. Shulman(3)	—	—	—	—	—	—	—
Joshua N. Silverman(4)	200,000	80,000	—	—	—	—	280,000
Bruce T. Bernstein(5)	48,000	72,000	—	—	—	—	120,000
Gregory Bradley(6)	48,000	72,000	—	—	—	—	120,000
Wayne R. Walker(7)	48,000	72,000	—	—	—	—	120,000

(1)
Based upon the number of options issued times Black-Scholes value.

(2)
As of December 31, 2022, Mr. Shulman had outstanding options representing the right to purchase 5,000 shares of the company’s Common Stock.

(3)
Includes $33,333 of fees earned but not paid in 2022. As of December 31, 2022, Mr. Silverman had outstanding options representing the right to purchase 5,000 shares of the company’s Common Stock and 9,239 RSUs of which 2,516 are fully vested.

(4)
Includes $12,000 of fees earned but not paid in 2022. As of December 31, 2022, Mr. Bernstein had outstanding options representing the right to purchase 5,000 shares of the company’s Common Stock and 8,316 RSUs of which 2,265 are fully vested.

(5)
Includes $12,000 of fees earned but not paid in 2022. As of December 31, 2022, Mr. Bradley had outstanding options representing the right to purchase 5,000 shares of the company’s Common Stock and 8,316 RSUs of which 2,265 are fully vested.

(6)
Includes $12,000 of fees earned but not paid in 2022. As of December 31, 2022, Mr. Walker had outstanding options representing the right to purchase 5,000 shares of the company’s Common Stock and 8,316 RSUs of which 2,265 are fully vested.

On April 8, 2021, in connection with the directors’ appointment to the Board upon the Company becoming an independent publicly traded company on December 1, 2020, the Company awarded each of the five directors an initial grant of options (the “Initial Grant”) to purchase 5,000 shares of Common Stock of the Company at an exercise price of $31.80 per share. The shares of Common Stock underlying the options vested 25% on the date of grant, 25% shall vest upon the six-month anniversary of the date of grant and the remainder vested in equal installments over the following four fiscal quarters. In addition, on April 8, 2021, the Company granted to four directors (excluding Mr. Shulman) an additional 9,311 RSUs, valued at $296,000, contingent upon the stockholders approving an increase in the 2020 Plan, which approval was granted at the annual meeting of stockholders held on December 22, 2021.
In the event of a Change in Control (as defined in the 2020 Plan), shares of Common Stock of the Company underlying each of the restricted stock units granted to any non-employee director and the Initial Grant, along with any other stock options or equity-based awards held by any non-employee director, either (i) shall be assumed by, or replaced with grants of comparable awards of, the surviving entity or (ii) will vest and become exercisable, as applicable, immediately prior to such Change in Control, unless otherwise provided in the applicable award agreement.
For each fiscal year, each non-employee director, other than the Chairman and Vice Chairman, will receive an annual cash retainer in the amount of $48,000, and the Vice Chairman will receive an annual cash retainer in the amount of $200,000 per year. For each fiscal year, (i) each non-employee director, other than the Chairman and the Vice Chairman, will be granted a number of restricted stock units calculated by dividing (a) $72,000 by (b) the per share grant date fair value of the closing price of our Common Stock as of the date of grant, and (ii) the Vice Chairman automatically will be granted a number of restricted stock units calculated by dividing (a) $80,000 by (b) the per share grant date fair value of the closing price of our Common Stock as of the date of grant. The shares of Common Stock underlying the annual grant of restricted stock units will automatically vest upon the 12 month anniversary of the date of grant.
Compensation Committee Interlocks and Insider Participation
The Compensation Committee consists of Mr. Silverman, as Chairman, Mr. Bernstein and Mr. Walker. No member of the Compensation Committee has been an officer or employee of the Company. None of our executive officers serves on the board of directors or compensation committee of a company that has an executive officer that serves on our Board or Compensation Committee.

PROPOSAL NO. 1 — ELECTION OF DIRECTORS
The Board has nominated John D. Shulman, Joshua N. Silverman, Bruce T. Bernstein, Gregory Bradley and Wayne R. Walker for election at the Annual Meeting. If they are elected, they will serve on our Board until the 2024 annual meeting of stockholders and until their respective successors are duly elected and qualified, or until their earlier death, resignation or removal.
Unless you specify that your shares should be voted against or abstain with respect to a Director nominee, the shares represented by the enclosed proxy will be voted “FOR” the election of each Director nominee. In the event that any Director nominee becomes unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as the Board may recommend in that Director nominee’s place. We have no reason to believe that any nominee will be unable or unwilling to serve as a Director.
Required Vote
Directors are elected by a majority of the votes cast with respect to that director by stockholders present by virtual attendance or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. “ABSTAIN” votes and broker non-votes will have no effect on the results for the election of directors
According to the company’s By-Laws, if a Director nominee who is currently serving as a director does not receive the required majority, the director shall promptly tender his or her resignation to the Board. Within ninety (90) days after the date of the certification of the election results, the Nominating and Corporate Governance Committee or other committee designated by the Board will make a recommendation to the Board as to whether to accept or reject the resignation, or whether other action should be taken. The Board will act on the tendered resignation, taking into account such committee’s recommendation. The director who tenders his or her resignation will not participate in the recommendation of the committee or the decision of the Board with respect to his or her resignation. If the Board does not accept the incumbent director’s resignation, it will publicly disclose its decision regarding the tendered resignation and the rationale behind the decision. If the Board does accept the director’s resignation, or if a Director nominee who is not currently serving as a director is not elected, then the Board may fill the resulting vacancy or decrease the size of the Board, in either case according to the provisions of company’s By-Laws.
THE BOARD OF DIRECTORS RECOMMENDS THE ELECTION OF JOHN D. SHULMAN, JOSHUA N. SILVERMAN, BRUCE T. BERNSTEIN, GREGORY BRADLEY AND WAYNE R. WALKER, AS DIRECTORS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY CARD.

REPORT OF AUDIT COMMITTEE
The Audit Committee of the Board of Directors, which consists entirely of directors who meet the independence and experience requirements of Nasdaq, has furnished the following report:
The Audit Committee assists the Board in overseeing and monitoring the integrity of our financial reporting process, compliance with legal and regulatory requirements and the quality of internal and external audit processes. The Audit Committee’s role and responsibilities are set forth in our charter adopted by the Board, which is available on our website at www.petrospharma.com. The Audit Committee reviews and reassesses our charter annually and recommends any changes to the Board for approval. The Audit Committee is responsible for overseeing our overall financial reporting process, and for the appointment, compensation, retention and oversight of the work of our independent registered public accounting firm. In fulfilling its responsibilities for the financial statements for the fiscal year ended December 31, 2022, the Audit Committee took the following actions:
•
Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2022 with management and EisnerAmper LLP, our independent registered public accounting firm;

•
Discussed with EisnerAmper LLP the matters required to be discussed in accordance with applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) regarding EisnerAmper LLP’s communication with the Audit Committee concerning independence, and has discussed their independence with EisnerAmper LLP; and

•
Received written disclosures and the letter from EisnerAmper LLP regarding its independence as required by applicable requirements of the PCAOB regarding EisnerAmper LLP’s communications with the Audit Committee. The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the committee determined appropriate.

Based on the Audit Committee’s review of the audited financial statements and discussions with management and EisnerAmper LLP, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 for filing with the SEC.
Members of the Petros Pharmaceuticals, Inc. Audit Committee
Bruce T. Bernstein (Chairman)
Joshua N. Silverman
Wayne R. Walker

PROPOSAL NO. 2  —  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee has appointed EisnerAmper LLP, as our independent registered public accounting firm, to audit our financial statements for the fiscal year ending December 31, 2023. The Board proposes that the stockholders ratify, in a non-binding vote, this appointment. EisnerAmper LLP audited our financial statements for the fiscal year ended December 31, 2022. We do not expect that representatives of EisnerAmper LLP will be present at the Annual Meeting.
In deciding to appoint EisnerAmper LLP, the Audit Committee reviewed auditor independence issues and existing commercial relationships with EisnerAmper LLP and concluded that EisnerAmper LLP has no commercial relationship with the Company that would impair its independence for the fiscal year ending December 31, 2023.
Audit Fees and Services
The following table presents fees for professional audit services rendered by EisnerAmper LLP for the audit of the Company’s annual financial statements for the years ended December 31, 2022 and December 31, 2021 (including internal controls), and fees billed for other services rendered by EisnerAmper LLP during those periods.
	2022	2021
Audit fees:(1)	$267,750	$434,551
Audit related fees:(2)	—	—
Tax fees:(3)	13,125	5,775
All other fees:(2)	—	—
Total	$280,875	$440,326

(1)
Audit fees for 2022 and 2021 relate to professional services provided in connection with the audit of our consolidated financial statements, the reviews of our quarterly condensed consolidated financial statements, and services provided in connection with filing Form S-1 and Form S-8 in 2022 and Form S-1 and Form S-3 in 2021.

(2)
There were no audit related or other fees.

(3)
Tax fees related to tax compliance work.

The percentage of services set forth above in the category of audit related fees, that were approved by the Audit Committee pursuant to Rule 2-01(c)(7)(i)(C) (relating to the approval of a de minimis amount of non-audit services after the fact but before completion of the audit), was 100%.
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Public Accountant
Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of our independent registered public accounting firm. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm.
Prior to engagement of an independent registered public accounting firm for the next year’s audit, management will submit an aggregate of services expected to be rendered during that year for each of four categories of services to the Audit Committee for approval.
1.
Audit services include audit work performed in the preparation of financial statements, as well as work that generally only an independent registered public accounting firm can reasonably be expected to provide, including comfort letters, statutory audits, and attest services and consultation regarding financial accounting and/or reporting standards.

2.
Audit-Related services are for assurance and related services that are traditionally performed by an independent registered public accounting firm, including due diligence related to mergers and acquisitions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements.
3.
Tax services include all services performed by an independent registered public accounting firm’s tax personnel except those services specifically related to the audit of the financial statements, and includes fees in the areas of tax compliance, tax planning, and tax advice.

4.
Other Fees are those associated with services not captured in the other categories. The Company generally does not request such services from our independent registered public accounting firm

Prior to engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted and the Audit Committee requires our independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage our independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging our independent registered public accounting firm.
The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.
In the event the stockholders do not ratify the appointment of EisnerAmper LLP as our independent registered public accounting firm, the Audit Committee will reconsider its appointment.
Required Vote
The affirmative vote of the holders of a majority of the stock having voting power present in person or represented by proxy is required to ratify the appointment of our independent registered public accounting firm. “ABSTAIN” votes will have the same effect as votes cast “AGAINST” the ratification of the independent registered public accounting firm. Because the ratification of the independent registered public accounting firm is considered a routine matter, your bank, broker, trustee or other nominee, as the case may be, may vote your shares without your instruction with respect to the ratification of the independent registered public accounting firm unless you instruct your them otherwise. If a bank, broker, trustee or other nominee does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our stockholders to select our independent registered public accounting firm. However, if our stockholders do not ratify the appointment of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023, our Audit Committee of our Board will reconsider its appointment. Even if the selection is ratified, our Audit Committee, in its discretion, may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our best interests and our stockholders.
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF EISNERAMPER LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF SUCH RATIFICATION UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

PROPOSAL NO. 3 — APPROVAL, ON AN ADVISORY BASIS, OF THE
COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS
The Company is seeking your advisory vote as required by Section 14A of the Securities Exchange Act of 1934, as amended, on the approval of the compensation of the Company’s named executive officers as described in the compensation tables and related material contained in this proxy statement. Because your vote is advisory, it will not be binding on the Compensation Committee or the Company’s Board of Directors. However, the Compensation Committee and Petros’ Board of Directors will review the voting results and take them into consideration when making future decisions regarding executive compensation.
The Company’s compensation philosophy is designed to align each executive’s compensation with the Company’s short-term and long-term performance and to provide the compensation and incentives needed to attract, motivate and retain key executives who are crucial to the Company’s long-term success. Consistent with this philosophy, a significant portion of the total compensation opportunity for each of the Company’s executives is directly related to performance factors that measure the Company’s progress toward the goals of the Company’s strategic and operating plans, as well as the Company’s performance relative to that of its peer companies.
In accordance with the rules of the SEC, the following resolution, commonly known as a “say-on-pay” vote, is being submitted for a stockholder vote at the Annual Meeting:
“RESOLVED, that the compensation paid to the named executive officers of Petros Pharmaceuticals, Inc., as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and the related material disclosed in this proxy statement, is hereby APPROVED.”
Our current policy is to hold future advisory votes on executive compensation every year, and the next “say-on-pay” vote is expected to occur at the annual meeting of our stockholders in 2024.
Required Vote
The affirmative vote of the holders of a majority of the stock having voting power present in person or represented by proxy is required to approve, on an advisory basis, of the executive compensation. This is a non-binding advisory vote. If your shares are held by a broker and you do not give the broker specific instructions on how to vote your shares, your broker may not vote your shares at its discretion. “ABSTAIN” votes will have the same effect as votes cast “AGAINST” the advisory vote, and broker non-votes will have no effect on the results for the advisory vote.
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ADVISORY VOTE ON EXECUTIVE COMPENSATION DISCLOSED IN THIS PROXY STATEMENT, INCLUDING THE COMPENSATION TABLES AND THE RELATED NARRATIVE DISCLOSURE, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

OTHER MATTERS
The Board of Directors knows of no other business which will be presented to the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies will be voted in accordance with the judgment of the persons named therein.
STOCKHOLDER COMMUNICATIONS TO THE BOARD
The Company has a process for stockholders who wish to communicate with the Board, including any Board committee, individual director or the Chairman. Stockholders who wish to communicate with the Board, any Board Committee or any individual director may do so by writing to the Company’s President and Chief Commercial Officer, Fady Boctor, at 1185 Avenue of the Americas, 3rd Floor, New York, New York 10036. In general, any stockholder communication delivered to our President and Chief Commercial Officer for forwarding to the Board, the Chairman or a specified group of Board members will be forwarded in accordance with the stockholder’s instructions. However, our President and Chief Commercial Officer reserves the right not to forward to Board members any abusive, threatening or otherwise inappropriate materials.
STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR
To be considered for inclusion in the proxy statement relating to our 2024 annual meeting of stockholders (“2024 Annual Meeting”), pursuant to Rule 14a-8 of the Exchange Act, we must receive stockholder proposals (other than for director nominations) not less than 120 calendar days before the date of the company’s proxy statement released to stockholders in connection with the previous year’s annual meeting. To be considered for presentation at the 2024 Annual Meeting, outside of the requirements of Rule 14a-8 of the Exchange Act, although not included in the proxy statement, proposals must be received not less than ninety (90) nor more than one hundred twenty (120) days prior to the one year anniversary of this year’s meeting date, provided, however, that in the event that the 2024 Annual Meeting is called for a date that is not within thirty (30) days before or after the date that is one year from this year’s Annual Meeting date, notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which notice of the date of the 2024 Annual Meeting was mailed or public disclosure of the date of the 2024 Annual Meeting was made, whichever first occurs. Proposals that are not received in a timely manner will not be presented or voted on at the 2024 Annual Meeting. If a proposal is received on time, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC. All stockholder proposals should directed to the Company’s President and Chief Commercial Officer, Fady Boctor, at 1185 Avenue of the Americas, 3rd Floor, New York, New York 10036.
In addition to satisfying the requirements under our By-laws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than Director nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than October 30, 2024 (i.e., the date that is 60 days prior to the anniversary date of this annual meeting of stockholders).

PETROS PHARMACEUTICALS, INC. 1185 AVENUE OF THE AMERICAS 3RD FLOORNEW YORK, NY 10036 SCAN TO VIEW MATERIALS & VOTEVOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on December 28, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/PTPI2023You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on December 28, 2023. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:V26320-P00171KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.DETACH AND RETURN THIS PORTION ONLYPETROS PHARMACEUTICALS, INC. The Board of Directors recommends you vote FOR the following proposals:1.To elect five directors to serve on our Board of Directors until the 2024 annual meeting of stockholders and until their respective successors are duly elected and qualified, or until their earlier death, resignation or removal. Nominees:For Against Abstain1a.John D. Shulman!!!1b.Joshua N. Silverman!!!1c.Bruce T. Bernstein!!!1d.Gregory Bradley!!!1e.Wayne R. Walker!!!2.To ratify the appointment of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023. 3.To approve, on an advisory basis, the compensation paid to our named executive officers. For Against Abstain! ! !! ! ! Please date this proxy and sign your name exactly as it appears hereon. Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, the proxy should be signed by a duly authorized officer.Signature [PLEASE SIGN WITHIN BOX]DateSignature (Joint Owners)Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.YOUR VOTE IS IMPORTANTVoting Instructions are on ReverseV26321-P00171PETROS PHARMACEUTICALS, INC.Annual Meeting of StockholdersDecember 29, 2023 10:00 AMThis proxy is solicited by the Board of DirectorsThe stockholder hereby appoints Fady Boctor as Proxy, with the power to appoint his substitute, and hereby authorizes him to represent and to vote, as designated below, all of the shares of common stock, par value $0.0001 (the “Common Stock”) of PETROS PHARMACEUTICALS, INC. (the “Company”) that the stockholder is entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM ET on December 29, 2023, via live audio webcast at www.virtualshareholdermeeting.com/PTPI2023, and any adjournment or postponement thereof.Shares represented by this proxy will be voted as directed by the stockholder. If no such directions are indicated, the Proxy will have authority to vote “FOR” Proposals 1-3.THE UNDERSIGNED HEREBY REVOKES ANY PROXY OR PROXIES HERETOFORE GIVEN TO VOTE UPON OR ACT WITH RESPECT TO SUCH COMMON STOCK AND HEREBY RATIFIES AND CONFIRMS ALL THAT THE PROXIES, THEIR
SUBSTITUTES OR ANY OF THEM MAY LAWFULLY DO BY VIRTUE HEREOF.Please return your completed proxy whether or not you plan to attend the Annual Meeting. You may nevertheless vote in person if you do attend. If you vote by Internet, you do NOT need to mail back your proxy card unless you intend to revoke and change your prior vote.Continued and to be signed on reverse side